                                 EXHIBIT h.(iv)

            Form of Amendment Number 3 to Share Purchase Agreement -

                         Hartford Life Insurance Company
                                       and
                   Hartford Life and Annuity Insurance Company

                              AMENDMENT NUMBER 3 TO
                            SHARE PURCHASE AGREEMENT


         Pursuant to the Share Purchase Agreement between Hartford Life Insurance Company and Hartford Series Fund, Inc. dated May 29, 1998 (the "Agreement"), Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund are hereby included as additional Funds. All provisions in the Agreement shall also apply to Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund.

         IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed on the __________ day of ________________, 2000.


                                    HARTFORD LIFE INSURANCE COMPANY




                                    By:  _______________________________




                                    HARTFORD SERIES FUND, INC.
                                    on behalf of:
                                    Hartford Global Health HLS Fund
                                    Hartford Global Technology HLS Fund




                                    By:  _______________________________

                              AMENDMENT NUMBER 3 TO
                            SHARE PURCHASE AGREEMENT


         Pursuant to the Share Purchase Agreement between Hartford Life and Annuity Insurance Company and Hartford Series Fund, Inc. dated May 29, 1998 (the "Agreement"), Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund are hereby included as additional Funds. All provisions in the Agreement shall also apply to Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund.

         IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed on the __________ day of ________________, 2000.


                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY




                                    By: _____________________________




                                    HARTFORD SERIES FUND, INC.
                                    on behalf of:
                                    Hartford Global Health HLS Fund
                                    Hartford Global Technology HLS Fund




                                    By:  _____________________________